UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2025

MacKenzie Realty Capital, Inc.
(Exact Name of Registrant as Specified in Its Charter)

000-55006
(Commission File Number)

Maryland	45-4355424
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

89 Davis Road, Suite 100
Orinda, California 94563
(Address of principal executive offices, including zip code)

(925) 631-9100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 per value	MKZR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Charter Amendments for One-for-Ten Reverse Stock Split

On August 1, 2025, in connection with a one-for-ten reverse stock split (the “Reverse Stock Split”) of the common stock, $0.0001 par value per share (the “Common Stock”) of MacKenzie Realty Capital, Inc. (the “Company”), to be effective on August 4, 2025, the Company filed two Articles of Amendment to its charter with the State Department of Assessments and Taxation of Maryland that provide for:

i.	a one-for-ten Reverse Stock Split of the Common Stock, to be effective at 5:00 p.m. Eastern Time (the “Effective Time”) on August 4, 2025 (the “First Amendment”); and
ii.
the par value of the Common Stock to be decreased from $0.001 per share (as a result of the one-for-ten Reverse Stock Split) to $0.0001 per share, to be effective at 5:01 p.m. Eastern Time on August 4, 2025 (the “Second Amendment”).

Pursuant to the First Amendment, no fractional shares will be issued in connection with the Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share (less than one whole share) of the Common Stock as a result of the Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on The Nasdaq Capital Market on August 1, 2025 (as adjusted for the Reverse Stock Split), without any interest.

The foregoing descriptions of the amendments to the Company’s charter do not purport to be complete and are qualified in their entirety by reference to each of the First Amendment and the Second Amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Effect of Reverse Stock Split on Common Stock

At the market open on August 5, 2025 (the first business day after the Effective Time), the Common Stock will begin trading on a split-adjusted basis on The Nasdaq Capital Market under a new CUSIP number (55453W501).

The Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Effective Time, with a corresponding adjustment to the “Adjustment Factor” relating to the partnership units of the Company’s operating partnership, MacKenzie Realty Operating Partnership, LP. It therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares. The Reverse Stock Split will also not affect the relative voting or other rights that accompany the shares of Common Stock, except to the extent that it results from a stockholder receiving cash in lieu of fractional shares. There will be no change to the number of authorized shares of the Common Stock as a result of the Reverse Stock Split. The Company’s trading symbol will remain unchanged, but the CUSIP number for the Company’s registered Common Stock will be changed to 55453W501.

Effect of Reverse Stock Split on Preferred Stock

As a result of the Reverse Stock Split, the conversion price of the Company’s Series A and C Preferred Stock in the case of redemption by the Company and election by the holder to receive shares of Common Stock instead of cash will proportionally increase from $10.25 per share of Common Stock to $102.50 per share of Series A or Series C Preferred Stock.

The conversion price of the Company’s Series B Preferred Stock in the case of redemption by the Company and election by the holder to receive shares of Common Stock instead of cash or the request for repurchase by the Series B Preferred shareholder and the election of the Company to issue shares of Common Stock, will change to the lower of $102.50 or the volume weighted average of the Last Reported Sale Price per share of Common Stock as reported on Nasdaq for the twenty (20) trading days prior to the Conversion Date (defined as the date of the giving of notice of an exercise of conversion rights and surrender of the underlying shares of Series B Preferred Stock to be converted).

The Common Dividend Threshold for the Series B Preferred Stock, as adjusted for the Reverse Stock Split, will change to the first date after December 31, 2022 on which the holders of Common Stock have received aggregate distributions equal to 10% per annum on the $73.80 per share NAV of the Common Stock as of December 31, 2022, and the per share aggregate distribution calculations shall be adjusted by having any distributions received by the holders of Common Stock after December 31, 2022 and before the Reverse Stock Split increased by a multiple of ten. The cap on amount of distributions for the Series B Preferred Stock resulting from the Coordinated Common Dividend will be adjusted for the Reverse Stock Split such that after the Common Dividend Threshold has been met the Accrued Dividend shall be payable from time to time, at the same time and in an amount that is a multiple of ten times the amount per share of Common Stock with distributions paid to the holders of Common Stock.

Effect of Reverse Stock Split on Warrants

As a result of the Reverse Stock Split, the Exercise Price of the Company’s Prefunded Warrants will be adjusted to $0.001 and the Exercise Price of the Company’s Series A and Series B Warrants will be adjusted to $17.10 per share and the number of acquirable shares reduced to 33,800, 141,314.90, and 282,629.90, respectively.

Item 7.01. Regulation FD.

On August 1, 2025, the Company issued a press release announcing the Reverse Stock Split. A copy of that press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	First Amendment dated August 1, 2025
3.2	Second Amendment dated August 1, 2025
99.1	Press Release issued August 1, 2025
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKENZIE REALTY CAPITAL, INC.
(Registrant)

Date: August 1, 2025	By:	/s/ Robert Dixon
Robert Dixon
President